GARTMORE MUTUAL FUNDS

    Gartmore Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Government Bond
     Fund, Gartmore Morley Enhanced Income Fund, Gartmore Money Market Fund

                  Prospectus Supplement dated January 12, 2004
                      to Prospectus dated September 1, 2003

               Gartmore Bond Fund, Gartmore Tax-Free Income Fund,
                          Gartmore Government Bond Fund
                          (Class X and Class Y Shares)

                  Prospectus Supplement dated January 12, 2004
                      to Prospectus dated September 1, 2003

               Gartmore Bond Fund, Gartmore Government Bond Fund,
                      Gartmore Morley Enhanced Income Fund
                                (Class R shares)

                  Prospectus Supplement dated January 12, 2004
                       to Prospectus dated October 1, 2003

The disclosure with respect to the portfolio managers for the Gartmore Bond Fund in the "Management" sections of each above-noted Prospectus is deleted and replaced with the following:

GARTMORE BOND FUND: Gary S. Davis, CFA and Mabel C. Brown, CFA, CPA are co-portfolio managers of the Gartmore Bond Fund. Mr. Davis joined Nationwide, an affiliate of the Fund's investment adviser, in 1998 as a senior portfolio manager and is currently a director. He either manages or co-manages, with Ms. Brown, other institutional fixed income accounts for Nationwide. Prior to joining Nationwide, Mr. Davis was with John Nuveen/Flagship Financial for five years.

Ms. Brown joined Nationwide in 1998 as a senior investment analyst and is currently a director. She also co-manages, with Mr. Davis, other institutional fixed income accounts for Nationwide. Prior to joining Nationwide, Ms. Brown was with the Ohio Bureau of Workers' Compensation.


      INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                          FOR FUTURE REFERENCE.